UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2021

EXLSERVICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33089	82-0572194
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

320 Park Avenue, 29th Floor, New York, New York	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 277-7100

NOT APPLICABLE

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EXLS	NASDAQ

Item 1.01.	Entry into a Material Definitive Agreement.

As of April 16, 2021, ExlService Holdings, Inc. (the “Company”) and each other Loan Party (as defined in the Credit Agreement referred to below), Citibank, N.A., as administrative agent (the “Administrative Agent”), and certain Lenders (as defined below), entered into a third amendment (the “Amendment”) to the Company’s Credit Agreement, effective as of November 21, 2017, as amended, among the Company, as borrower, each Loan Party, each lender from time to time party thereto (the “Lenders”), and the Administrative Agent (the “Credit Agreement”). The purposes of the Amendment are to (a) permit additional share repurchases in an amount not to exceed $125,000,000 in any calendar year and (b) provide additional flexibility to the Company to enter into multi-entity, multi-currency notional cash pooling arrangements among its Affiliates.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2021, Pavan Bagai, the Company’s President and Chief Operating Officer, provided notice to the Company that he will be retiring. Mr. Bagai’s retirement will be effective as of October 1, 2021, until which time he will, among his regular duties, assist with an orderly transition of his responsibilities to other members of the Company’s executive team.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
10.1	Third Amendment to Credit Agreement, dated as of April 16, 2021, by and among the Company and the other loan parties thereto, the lenders party thereto, and Citibank, N.A., as administrative agent.
99.1	Press Release, dated April 19, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXLSERVICE HOLDINGS, INC. (Registrant)

Date: April 19, 2021	By:	/s/ Ajay Ayyappan
	Name:	Ajay Ayyappan
	Title:	General Counsel and Corporate Secretary